UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 25, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-C)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-08                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-C pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On October 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 2005 as Exhibit 99.1.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:October 26 2005   By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                           Name:  Mark W. McDermott
                           Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders October 25, 2005



Exhibit 99.1
Statement to Certificateholders October 25, 2005



                      Centex Home Equity Loan Trust 2005-C
                         STATEMENT TO CERTIFICATEHOLDERS
                                 October 25, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1          74,667,000.00    65,350,208.31    4,543,635.30      228,507.90      4,772,143.20     0.00      0.00       60,806,573.01
AF2          20,534,000.00    20,534,000.00            0.00       72,775.92         72,775.92     0.00      0.00       20,534,000.00
AF3          17,570,000.00    17,570,000.00            0.00       63,442.34         63,442.34     0.00      0.00       17,570,000.00
AF4          28,375,000.00    28,375,000.00            0.00      112,246.77        112,246.77     0.00      0.00       28,375,000.00
AF5          37,441,000.00    37,441,000.00            0.00      157,501.81        157,501.81     0.00      0.00       37,441,000.00
AF6          19,843,000.00    19,843,000.00            0.00       76,693.20         76,693.20     0.00      0.00       19,843,000.00
AV1         314,975,000.00   264,759,977.32   26,126,553.11      836,053.17     26,962,606.28     0.00      0.00      238,633,424.21
AV2         163,855,000.00   163,855,000.00            0.00      525,337.34        525,337.34     0.00      0.00      163,855,000.00
AV3         119,101,000.00   119,101,000.00            0.00      389,526.44        389,526.44     0.00      0.00      119,101,000.00
M1           45,521,000.00    45,521,000.00            0.00      156,212.90        156,212.90     0.00      0.00       45,521,000.00
M2           33,516,000.00    33,516,000.00            0.00      115,555.72        115,555.72     0.00      0.00       33,516,000.00
M3           21,010,000.00    21,010,000.00            0.00       72,776.31         72,776.31     0.00      0.00       21,010,000.00
M4           19,509,000.00    19,509,000.00            0.00       69,934.35         69,934.35     0.00      0.00       19,509,000.00
M5           16,508,000.00    16,508,000.00            0.00       59,575.54         59,575.54     0.00      0.00       16,508,000.00
M6           17,508,000.00    17,508,000.00            0.00       63,889.61         63,889.61     0.00      0.00       17,508,000.00
M7           14,507,000.00    14,507,000.00            0.00       58,197.25         58,197.25     0.00      0.00       14,507,000.00
B1           16,508,000.00    16,508,000.00            0.00       68,219.31         68,219.31     0.00      0.00       16,508,000.00
B2           18,008,000.00    18,008,000.00            0.00       80,945.96         80,945.96     0.00      0.00       18,008,000.00
R                     0.00             0.00            0.00            0.00              0.00     0.00      0.00                0.00
TOTALS      998,956,000.00   939,424,185.63   30,670,188.41    3,207,391.84     33,877,580.25     0.00      0.00      908,753,997.22

XIO       1,000,474,983.03   947,979,703.59            0.00           28.74             28.74     0.00      0.00      919,712,890.19
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CURRENT
                       BEGINNING                                                        ENDING                      PASS-THRU
CLASS     CUSIP        PRINCIPAL        PRINCIPAL       INTEREST        TOTAL          PRINCIPAL          CLASS       RATE
----------------------------------------------------------------------------------------------------------------------------------
AF1      152314NK2     875.22209691    60.85198682   3.06036000     63.91234682          814.37011009       AF1      4.196000 %
AF2      152314NL0   1,000.00000000     0.00000000   3.54416675      3.54416675        1,000.00000000       AF2      4.253000 %
AF3      152314NM8   1,000.00000000     0.00000000   3.61083324      3.61083324        1,000.00000000       AF3      4.333000 %
AF4      152314NN6   1,000.00000000     0.00000000   3.95583330      3.95583330        1,000.00000000       AF4      4.747000 %
AF5      152314NP1   1,000.00000000     0.00000000   4.20666676      4.20666676        1,000.00000000       AF5      5.048000 %
AF6      152314NQ9   1,000.00000000     0.00000000   3.86500025      3.86500025        1,000.00000000       AF6      4.638000 %
AV1      152314NR7     840.57457678    82.94802162   2.65434771     85.60236933          757.62655516       AV1      3.920000 %
AV2      152314NS5   1,000.00000000     0.00000000   3.20611113      3.20611113        1,000.00000000       AV2      3.980000 %
AV3      152314NT3   1,000.00000000     0.00000000   3.27055558      3.27055558        1,000.00000000       AV3      4.060000 %
M1       152314NU0   1,000.00000000     0.00000000   3.43166670      3.43166670        1,000.00000000       M1       4.260000 %
M2       152314NV8   1,000.00000000     0.00000000   3.44777778      3.44777778        1,000.00000000       M2       4.280000 %
M3       152314NW6   1,000.00000000     0.00000000   3.46388910      3.46388910        1,000.00000000       M3       4.300000 %
M4       152314NX4   1,000.00000000     0.00000000   3.58472244      3.58472244        1,000.00000000       M4       4.450000 %
M5       152314NY2   1,000.00000000     0.00000000   3.60888902      3.60888902        1,000.00000000       M5       4.480000 %
M6       152314NZ9   1,000.00000000     0.00000000   3.64916667      3.64916667        1,000.00000000       M6       4.530000 %
M7       152314PA2   1,000.00000000     0.00000000   4.01166678      4.01166678        1,000.00000000       M7       4.980000 %
B1       152314PB0   1,000.00000000     0.00000000   4.13250000      4.13250000        1,000.00000000       B1       5.130000 %
B2       152314PC8   1,000.00000000     0.00000000   4.49500000      4.49500000        1,000.00000000       B2       5.580000 %
TOTALS                 940.40596946    30.70224155   3.21074386     33.91298541          909.70372791

XIO      N/A           947.52964309     0.00000000   0.00002873      0.00002873          919.27624957       XIO      0.000000 %
---------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                Lauren M Grunley
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, Floor: 6,
                          New York, New York 100042413
                              Tel: (212) 623-5428
                              Fax: (212) 623-5931

               --------------------------------------------------

Sec. 7.09(ii)          Distributions Allocable to Principal

                       Group I
                       Scheduled Monthly Payments                                                                     206,848.83
                       Curtailments                                                                                   113,029.79
                       Prepayments in Full                                                                          3,867,708.67
                       Loans Repurchased by Seller                                                                          0.00
                       Substitution Amounts                                                                                 0.00
                       Net Liquidation Proceeds                                                                             0.00

                       Group II
                       Scheduled Monthly Payments                                                                     469,068.48
                       Curtailments                                                                                   236,686.94
                       Prepayments in Full                                                                         23,373,470.69
                       Loans Repurchased by Seller                                                                          0.00
                       Substitution Amounts                                                                                 0.00
                       Net Liquidation Proceeds                                                                             0.00

                       Group I Subordination Increase Amount                                                        2,403,375.01
                       Group I Excess Overcollateralization Amount                                                          0.00

Sec. 7.09(iv)          Class Interest Carryover Shortfall
                       Class AF1                                                                                            0.00
                       Class AF2                                                                                            0.00
                       Class AF3                                                                                            0.00
                       Class AF4                                                                                            0.00
                       Class AF5                                                                                            0.00
                       Class AF6                                                                                            0.00
                       Class AV1                                                                                            0.00
                       Class AV2                                                                                            0.00
                       Class AV3                                                                                            0.00
                       Class M1                                                                                             0.00
                       Class M2                                                                                             0.00
                       Class M3                                                                                             0.00
                       Class M4                                                                                             0.00
                       Class M5                                                                                             0.00
                       Class M6                                                                                             0.00
                       Class M7                                                                                             0.00
                       Class B                                                                                              0.00
                       Class B                                                                                              0.00

Sec. 7.09(v)           Class Principal Carryover Shortfall
                       Group I Subordinate Certificates
                       Class M1                                                                                             0.00
                       Class M2                                                                                             0.00
                       Class M3                                                                                             0.00
                       Class M4                                                                                             0.00
                       Class M5                                                                                             0.00
                       Class M6                                                                                             0.00
                       Class M7                                                                                             0.00
                       Class B1                                                                                             0.00
                       Class B2                                                                                             0.00

Sec. 7.09(vi)          Aggregate Loan Balance of Each Group
                       Group I Beginning Aggregate Loan Balance                                                   190,231,900.38
                       Group I Ending Aggregate Loan Balance                                                      186,044,313.09

                       Group II Beginning Aggregate Loan Balance                                                  757,747,803.20
                       Group II Ending Aggregate Loan Balance                                                     733,668,577.09

Sec. 7.09(vii)         Overcollateralization
                       Total Overcollateralization Amount                                                          10,958,892.96
                       Total Required Overcollateralization Amount                                                 32,515,163.59

Sec. 7.09(viii)        Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)          Substitution Amounts
                       Group I                                                                                              0.00
                       Group II                                                                                             0.00

Sec. 7.09(ix)          Loan Purchase Price Amounts
                       Group I                                                                                              0.00
                       Group II                                                                                             0.00

Sec. 7.09(x)           Weighted Average Net Coupon Rate
                       Group I                                                                                          8.0471 %
                       Group II                                                                                         6.8652 %

Sec. 7.09(xii)         Monthly Remittance Amount
                       Group I                                                                                      5,463,774.46
                       Group II                                                                                    28,414,805.79

Sec. 7.09(xiii)        Weighted Average Gross Margin
                       Group II Loans                                                                                   5.9249 %

Sec. 7.09(xiv)         Largest Loan Balance
                       Group I                                                                                        609,242.58
                       Group II                                                                                       975,391.05

Sec. 7.09(xv)          Basic Principal Amount

                       Group I                                                                                      4,187,587.29
                       Group II                                                                                    24,079,226.11

Sec. 7.09(xvi)         Net Wac Cap Carryover Paid
                       Group I                                                                                         0.00
                       Group II                                                                                        0.00
                       Subordinate                                                                                     0.00

Sec. 7.09(xvi)         Remaining Net Wac Cap Carryover
                       Group I                                                                                         0.00
                       Group II                                                                                        0.00
                       Group Subordinate                                                                               0.00

Sec. 7.09(xviii)       Net Wac Cap
                       Group I Net WAC Cap                                                                           8.05 %
                       Group II Net WAC Cap                                                                          7.10 %
                       Subordinate Net WAC Cap                                                                       7.13 %

Sec. 7.09(xix)         Applied Realized Loss Amounts
                       Subordinate Certificates
                       Class M1                                                                                        0.00
                       Class M2                                                                                        0.00
                       Class M3                                                                                        0.00
                       Class M4                                                                                        0.00
                       Class M5                                                                                        0.00
                       Class M6                                                                                        0.00
                       Class M7                                                                                        0.00
                       Class B1                                                                                        0.00
                       Class B2                                                                                        0.00

Sec. 7.09(xx)          Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                               Group 1
                                                                                        Principal
                                              Category              Number               Balance               Percentage
                                              1 Month                        45            3,015,518.94                  1.62 %
                                              2 Month                        13              946,444.94                  0.51 %
                                              3 Month                         1              159,600.00                  0.09 %
                                              Total                          59            4,121,563.88                  2.22 %
                                               Group 2
                                                                                        Principal
                                              Category              Number               Balance               Percentage
                                              1 Month                       164           23,064,942.01                  3.14 %
                                              2 Month                        39            4,972,258.19                  0.68 %
                                              3 Month                         5              647,882.24                  0.09 %
                                               Total                        208           28,685,082.44                  3.91 %
                                               Group Totals
                                                                                        Principal
                                              Category              Number               Balance               Percentage
                                              1 Month                       209           26,080,460.95                  2.84 %
                                              2 Month                        52            5,918,703.13                  0.64 %
                                              3 Month                         6              807,482.24                  0.09 %
                                               Total                        267           32,806,646.32                  3.57 %

Sec. 7.09(b)(ii)       Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                        12              635,972.85                 0.34 %
                                               Group 2
                                                                    Principal
                                               Number               Balance               Percentage
                                                        24            2,951,048.01                 0.40 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance               Percentage
                                                        36            3,587,020.86                 0.39 %

Sec. 7.09(b)(iii)      Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                         8              620,704.09                 0.33 %
                                               Group 2
                                                                    Principal
                                               Number               Balance               Percentage
                                                        16            2,219,842.87                 0.30 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance               Percentage
                                                        24            2,840,546.96                 0.31 %

Sec. 7.09(b)(iii)      Balloon Loans
                       Number of Balloon Loans                                                                               33.00
                       Balance of Balloon Loans                                                                       1,744,287.12

Sec. 7.09(b)(iv)       Number and Aggregate Principal Amounts of REO Loans
                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance               Percentage
                                                         2              254,133.55                 0.03 %


                                              Group Totals
                                                                    Principal
                                               Number               Balance               Percentage
                                                         2              254,133.55                 0.03 %

Sec. 7.09(b)(v)        Book Value of REO Loans
                       Group I                                                                                              0.00
                       Group II                                                                                       269,148.31

Sec. 7.09(b)(vi)       Realized Losses
                       Group I:
                       Monthly Realized Losses                                                                              0.00
                       Cumulative Realized Losses                                                                           0.00
                       Group II:
                       Monthly Realized Losses                                                                              0.00
                       Cumulative Realized Losses                                                                           0.00

Sec. 7.09(b)(vii)      Net Liquidation Proceeds
                       Group I                                                                                              0.00
                       Group II                                                                                             0.00

Sec. 7.09(b)(viii)     Group I 60+ Delinquency Percentage (Rolling Three Month)                                         0.7003 %

Sec. 7.09(b)(ix)       Cumulative Loss Percentage                                                                         0.00 %
                       Cumulative Realized Losses Since Cut-Off Date                                                        0.00
                       Aggregate Loan Balance as of the Cut-Off Date                                            1,000,466,572.08

Sec. 7.09(b)(x)        Has a Trigger Event Occurred?                                                                          NO

                       1-Month LIBOR for Current Distribution Date                                                     3.83000 %

Copyright 2005 J.P. Morgan Chase & Co.  All rights reserved.